Membership Interests	12 Months Ended
Dec. 31, 2020
Membership Interests [Abstract]
MEMBERSHIP INTERESTS

8.    MEMBERSHIP INTERESTS

Cash Contributions

On February 16, 2021, we received cash capital contributions from our members totaling $63 million. During 2020, we received the following capital cash contributions from our members.

Received	Amount
December 23, 2020	$361
December 22, 2020	89
October 27, 2020	77
July 28, 2020	87
April 27, 2020	87
February 18, 2020	87
$788

Cash Distributions

Distributions are limited by the requirement to maintain our regulatory capital structure at or below the debt-to-equity ratio established periodically by the PUCT for ratemaking purposes.  The PUCT has the authority to determine what types of debt and equity are included in a utility’s debt-to-equity ratio.  For purposes of this ratio, debt is calculated as long-term debt including any finance leases plus unamortized gains on reacquired debt less unamortized issuance expenses, premiums and losses on reacquired debt.  Equity is calculated as membership interests determined in accordance with GAAP, excluding accumulated other comprehensive loss and the effects of acquisition accounting from a 2007 transaction.

The PUCT order issued in the Sempra Acquisition and our limited liability company agreement set forth various restrictions on distributions to our members. Among those restrictions is the commitment that we will make no distributions that would cause us to exceed the PUCT’s authorized debt-to-equity ratio. Our current authorized regulatory capital structure is 57.5% debt to 42.5% equity. The distribution restrictions also include the ability of our board, a majority of the Disinterested Directors, or either of the two member directors designated by Texas Transmission to limit distributions to the extent each determines it is necessary to meet expected future requirements of Oncor (including continuing compliance with the PUCT debt-to-equity ratio commitment).  At December 31, 2020, our regulatory capitalization was 52.8% debt to 47.2% equity, and as a result we had $1.426 billion available to distribute to our members.

On February 17, 2021, our board of directors declared a cash distribution of $96 million, which was paid to our members on February 18, 2021. During 2020, our board of directors declared, and we paid, the following cash distributions to our members:

Declaration Date	Payment Date	Amount
October 28, 2020	October 29, 2020	$82
July 29, 2020	July 30, 2020	92
April 29, 2020	April 30, 2020	91
February 19, 2020	February 20, 2020	91
		$356

During 2019, our board of directors declared, and we paid, the following cash distributions to our members:

Declaration Date	Payment Date	Amount
October 29, 2019	October 31, 2019	$106
July 30, 2019	July 31, 2019	71
May 1, 2019	May 2, 2019	71
February 20, 2019	February 22, 2019	71
		$319

Accumulated Other Comprehensive Income (Loss) (AOCI)

The following table presents the changes to AOCI for the years ended December 31, 2020, 2019 and 2018 net of tax.

	Cash Flow Hedges – Interest Rate Swap	Defined Benefit Pension and OPEB Plans	Accumulated Other Comprehensive Income (Loss)

Balance at December 31, 2017	$(18)	$(83)	$(101)
Defined benefit pension plans	-	(65)	(65)
Cash flow hedge amounts reclassified from AOCI and reported in interest expense and related charges (net of tax expense $-)	2	-	2
Balance at December 31, 2018	$(16)	$(148)	$(164)
Defined benefit pension plans	-	27	27
Cash flow hedge amounts reclassified from AOCI and reported in interest expense and related charges (net of tax expense $-)	2	-	2
Amounts reclassified from accumulated other comprehensive income (loss) to capital account	(4)	-	(4)
Balance at December 31, 2019	$(18)	$(121)	$(139)
Defined benefit pension plans	-	9	9
Cash flow hedges — net decrease in fair value of derivatives (net of tax benefit of $6)	(24)	-	(24)
Cash flow hedge amounts reclassified from AOCI and reported in interest expense and related charges (net of tax expense $1)	3	-	3
Balance at December 31, 2020	$(39)	$(112)	$(151)